UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 5, 2008

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 5, 2008, Citrus Corp. (“Citrus”), an entity owned 50% by a subsidiary of Southern Union Company and 50% by a subsidiary of El Paso Corporation, entered into a $500 million unsecured construction and term loan agreement (the “Credit Agreement”) with a wholly owned subsidiary of  FPL Group Capital Inc, which is a wholly owned subsidiary of FPL Group, Inc.   Citrus will contribute the proceeds of this loan to its wholly owned subsidiary, Florida Gas Transmission Company, LLC (“FGT”),  in order to finance a portion of an expansion of FGT’s existing pipeline system in order to deliver additional capacity to Florida (the “Phase VIII Expansion”).

The Credit Agreement provides for a single $500 million draw after FGT’s receipt of a certificate from the Federal Energy Regulatory Commission (“FERC”) authorizing construction of the Phase VIII Expansion, which is expected in late 2009, and Citrus’ satisfaction of customary conditions precedent.  On or before the Phase VIII Expansion in-service date, expected to occur in the spring of 2011, the construction loan will convert to an amortizing 20-year term loan with a $300 million balloon payment at maturity.  The loan requires semi-annual payments of principal beginning five years and six months after the conversion to a term loan.  The Credit Agreement provides for interest on the outstanding principal amount at the rate of six-month LIBOR plus 535 basis points prior to conversion to a term loan and at the twenty-year treasury rate plus 535 basis points after conversion to a term loan.  The loan is not guaranteed by FGT and does not include a prepayment option.   The Credit Agreement contains certain customary representations, warranties and covenants and requires the execution of a negative pledge agreement by FGT.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

FGT also entered into a precedent agreement with Florida Power & Light relating to the Phase VIII Expansion.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

                 Exhibit No.                                      Description

10.1	Construction and Term Loan Agreement between Citrus Corp., as borrower, and Pipeline Funding Company, LLC, as lender and administrative agent, dated as of February 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: February 8, 2008	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

                        Exhibit No.                               Description
10.1	Construction and Term Loan Agreement between Citrus Corp., as borrower, and Pipeline Funding Company, LLC, as lender and administrative agent, dated as of February 5, 2008.